                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                              SABRATEK CORPORATION
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                (Name of Registrant as Specified in Its Charter)
                              DAVID S. GUIN, ESQ.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     (4) Proposed maximum aggregate value of transaction:

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     Set forth the amount on which the filing fee is calculated and state how it was determined.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                 SABRATEK LOGO

Dear Stockholder:

     You are cordially invited to the Annual Meeting of Stockholders (the "Annual Meeting"), of Sabratek Corporation (the "Company"). The Annual Meeting will be held at the Midland Hotel, 172 West Adams Street, Chicago, Illinois 60603, on June 10, 1997, at 3:30 p.m., local time.

     At the Annual Meeting, you will be asked to consider and vote upon four proposals: (i) to elect three directors to hold office for a three-year term
(ii) to further amend the Company's Amended and Restated 1993 Employee Stock Option Plan to increase the number of shares of common stock for which options may be granted thereunder and to otherwise amend the 1993 Employee Stock Option Plan as permitted by recent amendments to the Federal securities laws, (iii) to approve the Company's Employee Stock Purchase Plan and (iv) to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE (I) FOR ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING, (II) FOR THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 1993 EMPLOYEE STOCK OPTION PLAN AND (III) FOR THE APPROVAL OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN.

     In the materials accompanying this letter, you will find a Notice of Annual Meeting of Stockholders, a Proxy Statement relating to the actions to be taken at the Annual Meeting and a proxy. The Proxy Statement includes certain information about the Company which you should consider in connection with the actions to be taken at the Annual Meeting. Also included along with the proxy materials is the Company's Annual Report to Stockholders.

     All stockholders are invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting, please complete, sign, date and return your proxy in the enclosed envelope. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously returned your proxy. It is important that your shares be represented and voted at the Annual Meeting.

                                          Sincerely,

                                          K. Shan Padda
                                          K. Shan Padda
                                          Chairman

May 5, 1997

                              SABRATEK CORPORATION
                                5601 West Howard
                             Niles, Illinois 60714
                                 (847) 647-2760

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders

     The annual meeting of stockholders (the "Annual Meeting") of Sabratek Corporation, a Delaware corporation ("Sabratek" or the "Company") will be held at the Midland Hotel, 172 West Adams Street, Chicago, Illinois 60603, on Tuesday, June 10, 1997 at 3:30 p.m. local time, for the following purposes:

     1. To elect three directors to hold office for a three-year term (Proposal No. 1);

     2. To further amend the Company's Amended and Restated 1993 Employee Stock Option Plan to increase the number of shares of common stock for which options may be granted thereunder and to otherwise amend the 1993 Employee Stock Option Plan as permitted by recent amendments to the Federal securities laws (Proposal No. 2).

     3. To approve the Company's Employee Stock Purchase Plan (Proposal No. 3).

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     Only stockholders of record of the Company at the close of business on April 25, 1997 are entitled to notice of and to vote at the Annual Meeting.

     Sabratek hopes that as many stockholders as possible will personally attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND SIGN, DATE AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES) SO THAT YOUR SHARES WILL BE REPRESENTED. Sending in your proxy will not prevent you from voting in person at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          K. Shan Padda
                                          K. SHAN PADDA, Chairman

Niles, Illinois
May 5, 1997

                              SABRATEK CORPORATION

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of stockholders (the "Annual Meeting") of Sabratek Corporation ("Sabratek" or the "Company") to be held at the Midland Hotel, 172 West Adams Street, Chicago, Illinois 60603 at 3:30 p.m. local time, on Tuesday, June 10, 1997 and at any adjournments thereof.

     THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD") AND IS REVOCABLE BY THE STOCKHOLDER AT ANY TIME BEFORE IT IS VOTED.

     This Proxy Statement was first mailed to stockholders of the Company on or about May 5, 1997, accompanied by the Company's 1996 Annual Report to Stockholders. The principal executive offices of the Company are located at 5601 West Howard, Niles, Illinois 60714, telephone (847) 647-2760.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     Only stockholders of the Company at the close of business on April 25, 1997 (the "Record Date") are entitled to receive notice of and vote at the Annual Meeting. As of the Record Date, the number and classes of stock that were outstanding and will be entitled to vote at the meeting were 9,769,147 shares of Common Stock, $.01 par value (the "Common Stock" or "Common Shares"). Each Common Share is entitled to one vote on all matters. No other class of securities will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.

     To be elected, a director must receive a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors (Proposal No. 1 on the Proxy). The affirmative vote of at least a majority of the Common Shares present in person or by proxy and entitled to vote at the Annual Meeting, whether or not a quorum is present when the vote is taken, is necessary for the approval of Proposal Nos. 2 and 3. The Company's bylaws provide that a quorum is representation in person or by proxy at the Annual Meeting of at least one half of the issued and outstanding shares entitled to vote as of the Record Date.

     Pursuant to the Delaware General Corporation Law, only votes cast "For" a matter constitute affirmative votes. Further, under Delaware law, proxies which are voted by marking "Withheld" or "Abstain" on a particular matter are counted for quorum purposes, but since they are not cast "For" a particular matter, they will have the same effect as negative votes or votes "Against" a particular matter. If a validly executed proxy is not marked to indicate a vote on a particular matter and the proxy granted thereby is not revoked before it is voted, it will be voted "For" such matter. Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), such broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum, but will be treated as not present for purposes of determining the outcome of any matter as to which the broker does not have authority to vote.

VOTING OF PROXIES

     The Proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors for use at the Annual Meeting. Stockholders are requested to complete, sign and date the accompanying proxy and promptly return it in the accompanying postage paid envelope or otherwise mail it to the Company. K. Shan Padda and Stephen L. Holden, the persons named as proxies on the proxy accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. The shares represented by a proxy which is properly signed, dated, returned and not revoked will be voted in accordance with the instructions contained therein, or, if no direction is indicated, will be voted to approve all of the proposals recommended by the Board of Directors as indicated herein. The Board of Directors presently does not intend to bring any matter before the Annual Meeting except those referred to in this Proxy Statement and specified in the Notice of Annual Meeting, nor does the Board of Directors know of any matters which anyone else proposes to present for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment and discretion; provided, however, that proxies directing a vote against a proposal may not be voted, pursuant to such discretionary authority, for a proposal to adjourn the Annual Meeting in order to permit further solicitation with respect to such proposal.

     Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Vice President of Finance and Assistant Secretary of the Company at 5601 West Howard, Niles, Illinois 60714, of either (i) a written notice, duly executed by the stockholder, stating that the proxy is revoked or
(ii) a duly executed proxy bearing a later date. Additionally, a stockholder may revoke a previously executed proxy by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

                             SOLICITATION EXPENSES

     The expenses of preparing and mailing this Proxy Statement and the accompanying form of proxy and the cost of solicitation of proxies will be borne by the Company. In addition to the use of mailings, proxies may be solicited by personal interview, telephone and telegraph, and by directors, officers and regular employees of the Company, without special compensation therefor. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company's Common Stock.

               [Remainder of this page intentionally left blank.]

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of April 25, 1997, for (i) each officer of the Company, (ii) each director and nominee for director of the Company, (iii) each stockholder known by the Company to own beneficially 5% or more of the outstanding shares of Common Stock of the Company and (iv) all officers, directors and nominees for director of the Company as a group.

                                                               NUMBER OF SHARES          PERCENT OF
                            NAME                             BENEFICIALLY OWNED(1)   OUTSTANDING SHARES
                            ----                             ---------------------   ------------------
OFFICERS:
K. Shan Padda(2)............................................         478,705               4.388%
Doron C. Levitas(3).........................................         425,961               3.904%
Stephen L. Holden(4)........................................          27,500              *
Anil K. Rastogi, Ph.D.(5)...................................          70,548              *
Alan E. Jordan(6)...........................................         123,854               1.136%
Scott Skooglund(7)..........................................          12,606              *
Joseph Moser(8).............................................          18,910              *
Vincent J. Capponi(9).......................................           5,916              *
Elliot R. Mandell(10).......................................          40,000              *
DIRECTORS:
Scott Hodes(11).............................................          64,079              *
Mark Lampert(12)............................................           7,879              *
William D. Lautman(13)......................................         175,313               1.607%
William H. Lomicka(14)......................................          84,434              *
Marvin Samson(15)...........................................          24,115              *
L. Peter Smith(16)..........................................          42,028              *
Edson W. Spencer, Jr.(17)...................................          93,913              *
NOMINEES:
Francis V. Cook, M.D.(18)...................................         210,105               1.926%
5% STOCKHOLDERS:
MSI, Inc.(19)...............................................         758,631               6.953%
Charles K. Stewart(20)......................................         507,688               4.653%
The Kaufman Fund, Inc.(21)..................................         802,500               7.355%
All Officers, Directors and nominees for Director as a group
  (17 persons)..............................................       1,905,966              17.469%

-------------------------
  * Less than 1% of the issued and outstanding shares of the Common Stock of the Company.

 (1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Percentage of beneficial ownership is based on 10,910,389 shares of Common Stock outstanding as of April 25, 1997, including shares of Common Stock subject to options and warrants that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants.

 (2) Includes 87,278 shares subject to options exercisable within 60 days.

 (3) Includes 24,321 shares subject to options exercisable within 60 days.

 (4) Includes 27,500 shares subject to options exercisable within 60 days.

 (5) Includes 70,548 shares subject to options exercisable within 60 days.

 (6) Includes 123,954 shares subject to options exercisable within 60 days.

 (7) Includes 12,606 shares subject to options exercisable within 60 days.

 (8) Includes 18,910 shares subject to options exercisable within 60 days.

 (9) Includes 5,916 shares subject to options exercisable within 60 days.

(10) Includes 40,000 shares subject to options exercisable within 60 days.

(11) Includes 24,080 shares subject to options exercisable within 60 days and 46 shares issuable upon exercise of warrants.

(12) Includes 7,879 shares subject to options exercisable within 60 days.

(13) Includes 21,115 shares subject to options exercisable within 60 days and 77,199 shares issuable upon exercise of warrants. Excludes 21,977 shares held of record by The Pharmaceutical/Medical Technology Fund, L.P., an investment partnership whose general partners are the owners of EGS Partners, L.L.C. EGS Partners, L.L.C. is an affiliate of EGS Securities Corp. of which Mr. Lautman is a managing director. Mr. Lautman disclaims beneficial ownership of shares owned by The Pharmaceutical/Medical Technology Fund, L.P.

(14) Includes 21,824 shares subject to options exercisable within 60 days and 3,152 shares issuable upon exercise of warrants.

(15) Includes 21,115 shares subject to options exercisable within 60 days. Mr. Samson disclaims beneficial ownership of shares owned by MSI, Inc., a subsidiary of Marsam.

(16) Includes 34,115 shares subject to options exercisable within 60 days.

(17) Includes 20,830 shares subject to options exercisable within 60 days, 2,266 shares issuable upon exercise of warrants, 3,366 shares held of record by Peterson-Spencer-Fansler Company ("PSF Co."), of which Mr. Spencer is a principal, 8,372 shares issuable upon exercise of warrants held by PSF Co., 33,098 shares held by PSF HealthCare Fund, L.P. ("PSF Health") of which Mr. Spencer is the managing partner, and 12,153 shares held of record by Spencer Family Partnership, L.P. Excludes 5,253 shares held of record by Valerie Spencer, Mr. Spencer's wife, 1,719 shares held of record by Valerie
     C. Spencer Trust #3 U/A 8/24/84, Valerie C. Spencer & Edward J. Stewart, III TTEE, and by WHC #145751 Trust, a trust established for the benefit of Mrs. Spencer's family. Mr. Spencer disclaims beneficial ownership of shares owned by Mrs. Spencer, Valerie C. Spencer Trust #3 and the WHC #145751 Trust.

(18) Includes 168,084 shares held in the name of PaineWebber, Inc. as custodian for Francis V. Cook, IRA.

(19) Includes 318,667 shares issuable upon exercise of warrants. MSI, Inc. disclaims beneficial ownership of shares owned by Marvin Samson. MSI, Inc.'s address is Building 31, Olney Ave., Cherry Hill, New Jersey 08034.

(20) Includes 3,939 shares subject to options exercisable within 60 days, 271,738 shares held of record by Charles K. Stewart Money Purchase Plan. Mr. Stewart's address is 401 South LaSalle Street, Suite 1502, Chicago, Illinois 60605.

(21) The Kaufman Fund's address is 140 E. 45th Street, New York, New York 10017.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     The Amended and Restated Certificate of Incorporation of the Company provides that the Board of Directors of the Company shall be divided into three classes, as nearly equal in number as possible, with one class being elected each year for a three-year term. At the Annual Meeting of Stockholders, three Class I directors are to be elected to serve until 2000 and six directors will continue to serve in accordance with their prior election or appointment.

     It is intended that the proxies (except proxies marked to the contrary) will be voted for the nominees listed below, all of whom, except for Francis V. Cook, M.D., are members of the present Board of Directors. It is expected that the nominees will serve, but if any nominee declines or is unable to serve for any unforeseen cause, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE CLASS I NOMINEES.

NOMINEE AND CONTINUING DIRECTORS

     The following table sets forth certain information with respect to the nominees and the continuing directors:

            NAME AND AGE                 DIRECTOR SINCE     PRINCIPAL OCCUPATION AND OTHER INFORMATION
            ------------                 --------------     ------------------------------------------
                CLASS I NOMINEES FOR ELECTION WITH TERM EXPIRING IN 2000
Francis V. Cook, M.D. (52)...........    N.A.              Since September, 1994 Dr. Cook has been
                                                           Chief, Division of Infectious Diseases;
                                                           Hospital Epidemiologist and a member of the
                                                           Senior Attending Staff of Evanston Hospital
                                                           Corporation and its affiliates. Dr. Cook is
                                                           also an Assistant Professor of Clinical
                                                           Medicine at Northwestern University Medical
                                                           School; and an Associate of the Evanston
                                                           Northwestern Healthcare Faculty Practice
                                                           Associates. From July 1978 until joining
                                                           Evanston Hospital Corporation, Dr. Cook was
                                                           affiliated with North Suburban Internists.
                                                           Dr. Cook is Past President and current
                                                           Chairman of the Executive Committee of the
                                                           professional staff of Evanston Hospital
                                                           Corporation. He is also a director of the
                                                           following: Visiting Nurse Association North;
                                                           Evanston/Glenbrook Hospitals Home Services
                                                           and the Evanston Hospital Corporation
                                                           Physician Practice Division and is a member
                                                           of the Executive Committee of the Board of
                                                           Evanston Hospital Corporation. Dr. Cook is a
                                                           licensed Physician in Illinois and holds
                                                           Specialty Board certifications from the
                                                           American Board of Internal Medicine in
                                                           Infectious Disease and Internal Medicine and
                                                           is a member of the American College of
                                                           Physicians, the Infectious Disease Society
                                                           of America and the Chicago area Infectious
                                                           Disease Society. Dr. Cook graduated from
                                                           Northwestern University and has a M.D.
                                                           degree from the Medical College of
                                                           Wisconsin.

            NAME AND AGE                 DIRECTOR SINCE     PRINCIPAL OCCUPATION AND OTHER INFORMATION
            ------------                 --------------     ------------------------------------------
L. Peter Smith (48)..................    October, 1992     Mr. Smith, a director of the Company since
                                                           1992, has been Chairman and Chief Executive
                                                           Officer of Ralin, Inc., a medical service
                                                           company specializing in outpatient cardiac
                                                           care, since 1990. Mr. Smith has also served
                                                           as a Managing Partner of AllCare Health
                                                           Services, Inc., a health care services
                                                           provider which was acquired by Medisys, Inc.
                                                           in 1992. Prior to joining Ralin, Inc. in
                                                           1990, Mr. Smith served in various capacities
                                                           with Baxter Healthcare, Inc., most recently
                                                           as President of Caremark Inc. and Travacare,
                                                           a division of Baxter. He also served as
                                                           Chief Operating Officer of Baxter Japan,
                                                           Ltd. He is a director of Coram Healthcare
                                                           Corporation. Mr. Smith graduated from
                                                           Princeton University and from the University
                                                           of Chicago, Graduate School of Business with
                                                           an M.B.A.
Edson W. Spencer, Jr. (42)...........    April, 1993       A director of the Company since 1993, has
                                                           been the Managing Partner of PSF Health Care
                                                           Fund, L.P., a Minnesota-based venture
                                                           capital partnership that invests in the
                                                           health care sector, since 1993. Mr. Spencer
                                                           has also been principal and Chief Financial
                                                           Officer of Peterson-Spencer-Fansler Company
                                                           since 1991. Mr. Spencer serves on the Board
                                                           of Directors of Pendose Corporation, a
                                                           privately held physician practice management
                                                           company, and is Chairman of the Board of
                                                           Directors of Children's Health Care, the
                                                           Minneapolis/St. Paul Children's Hospitals.
                                                           Mr. Spencer graduated from Columbia
                                                           University with an M.B.A. and from Williams
                                                           College.

            NAME AND AGE                 DIRECTOR SINCE     PRINCIPAL OCCUPATION AND OTHER INFORMATION
            ------------                 --------------     ------------------------------------------

                CLASS II DIRECTORS WITH TERMS EXPIRING IN 1998

Mark Lampert (36)....................    May, 1996         Mr. Lampert, a director of the Company since
                                                           May, 1996, founded and has been the managing
                                                           partner of Biotechnology Value Fund, L.P., a
                                                           private investment partnership which
                                                           specializes in biotechnology, since 1993.
                                                           Prior to forming the Biotechnology Value
                                                           Fund in August, 1993, Mr. Lampert was a Vice
                                                           President at the investment banking firm
                                                           Oppenheimer & Co. in New York, New York from
                                                           March, 1991 through August, 1992. Prior to
                                                           joining Oppenheimer & Co., Mr. Lampert
                                                           worked at Biotechnology Royalty Corp., which
                                                           he founded in March, 1990. Prior to founding
                                                           Biotechnology Royalty Corp., Mr. Lampert
                                                           headed business development for Cambridge
                                                           NeuroScience, Inc., a public biotechnology
                                                           company, and served as Assistant to the
                                                           President of the NutraSweet Company, then a
                                                           subsidiary of G.D. Searle & Co. Mr. Lampert
                                                           has also worked for the Boston Consulting
                                                           Group. Mr. Lampert received a B.A. in
                                                           Chemistry from Harvard College and a M.B.A.
                                                           from Harvard Business School.
William D. Lautman (34)..............    September, 1994   Mr. Lautman, a director of the Company since
                                                           1994, has been a Managing Director of EGS
                                                           Securities Corp. since 1995. Prior to
                                                           joining EGS Securities Corp., Mr. Lautman
                                                           served as a Managing Director of Advisory
                                                           Capital Partners, Inc., which he joined in
                                                           1994. Prior thereto, Mr. Lautman served as a
                                                           Managing Director of Cowen & Company, which
                                                           he joined in 1992. From 1989 until joining
                                                           Cowen & Company, Mr. Lautman was employed by
                                                           Kidder, Peabody & Co., Incorporated, most
                                                           recently as a Senior Vice President. Mr.
                                                           Lautman is a director of One Call Medical,
                                                           Inc. Mr. Lautman graduated from The Wharton
                                                           School, University of Pennsylvania with an
                                                           M.B.A., and from Georgetown University with
                                                           a B.S. in Business Administration. Mr.
                                                           Lautman also completed the Comparative
                                                           Business Policy Program, Centre for
                                                           Management Studies, Oxford University,
                                                           England.

            NAME AND AGE                 DIRECTOR SINCE     PRINCIPAL OCCUPATION AND OTHER INFORMATION
            ------------                 --------------     ------------------------------------------
William H. Lomicka (60)..............    October, 1994     Mr. Lomicka, a director of the Company since
                                                           1994, has been President of Mayfair Capital,
                                                           Inc., a private investment firm, since 1989
                                                           and President of The Regent Group, an asset
                                                           management firm since 1990. Prior thereto,
                                                           Mr. Lomicka was Senior Vice President of CW
                                                           Group, a New York venture capital firm
                                                           specializing in health care enterprises.
                                                           From 1975 to 1985, Mr. Lomicka served in
                                                           various capacities at Humana Inc., including
                                                           Treasurer and Senior Vice President --
                                                           Finance. Mr. Lomicka is a director of the
                                                           following companies: Regal Cinemas, Inc.,
                                                           and Vencor, Inc.

               CLASS III DIRECTORS WITH TERMS EXPIRING IN 1999

K. Shan Padda (34)...................    December, 1989    Mr. Padda co-founded the Company in 1989 and
                                                           has served as Chairman, Chief Executive
                                                           Officer and Treasurer since 1991 and
                                                           Co-Chairman of the Board and Vice President
                                                           of Finance from 1989 to 1991. From 1984 to
                                                           1988, Mr. Padda served as Chief Executive
                                                           Officer of Andens of Illinois, Inc., a
                                                           medical supplies company headquartered in
                                                           Chicago, Illinois, which assembled and
                                                           marketed hospital operating room supply
                                                           kits. From 1982 to 1984, Mr. Padda directed
                                                           marketing and sales efforts for a division
                                                           of Crowd Caps, Inc., an apparel company, in
                                                           Minneapolis, Minnesota. Mr. Padda graduated
                                                           from Harvard University with a B.A. in
                                                           Biology. In 1995, Mr. Padda was inducted
                                                           into the Chicagoland Entrepreneur Hall of
                                                           Fame.
Doron C. Levitas (39)................    December, 1989    Co-founded the Company in 1989 and has
                                                           served as Vice Chairman of the Board and
                                                           Secretary since 1994 and Vice President of
                                                           International Operations since 1993. Prior
                                                           thereto, Mr. Levitas served in various
                                                           capacities including Co-Chairman of the
                                                           Board and Chief Operating Officer. Before
                                                           joining Sabratek, from 1986 to 1988, Mr.
                                                           Levitas served as President of a division of
                                                           Chicago-based Andens of Illinois. From 1984
                                                           to 1986, Mr. Levitas served as President of
                                                           Headings, Inc., an international apparel
                                                           marketing firm based in New York, New York,
                                                           which was later sold to Andens of Illinois.
                                                           Mr. Levitas graduated from Baruch College in
                                                           New York, New York with a B.A. in
                                                           International Business and Finance. In 1996,
                                                           under Mr. Levitas' guidance, Sabratek
                                                           received the State of Illinois's 1996
                                                           Governor's Export Award.

            NAME AND AGE                 DIRECTOR SINCE     PRINCIPAL OCCUPATION AND OTHER INFORMATION
            ------------                 --------------     ------------------------------------------
Marvin Samson (55)...................    September, 1994   Mr. Samson, a director of the Company since
                                                           1994, has been President and Chief Executive
                                                           Officer of Marsam Pharmaceuticals Inc.
                                                           ("Marsam"), a developer, manufacturer and
                                                           marketer of generic injectable drug
                                                           products, since its formation. Marsam was
                                                           acquired by Schein Pharmaceutical, Inc. in
                                                           1995. Prior to founding Marsam, Mr. Samson
                                                           was a founder of Elkins-Sinn, Inc., a
                                                           manufacturer of generic injectable products.
                                                           Mr. Samson is a director of Community
                                                           National Bank. Mr. Samson graduated from
                                                           Temple University with a B.S. in Chemistry.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE. (PROPOSAL NO. 1 ON THE PROXY CARD).

               [Remainder of this page intentionally left blank.]

            INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

     Three regular and three special meetings of the Company's Board of Directors were held during the fiscal year ended December 31, 1996. No incumbent director failed to attend at least 75% of the total number of meetings of the Board or any Committees of the Board of which he was a member, held during the period in such fiscal year during which he was a director or a member of any such Committee, as the case may be.

INFORMATION CONCERNING COMMITTEES OF THE BOARD

     The only Committees of the Company's Board are the Audit Committee and Compensation Committee.

     The Audit Committee which is comprised entirely of outside directors is comprised of Messrs. Lautman and Lomicka. The Audit Committee oversees the work performed by the Company's independent auditors, and reviews internal audit controls. The Audit Committee held 2 meetings during the fiscal year ended December 31, 1996.

     The Compensation Committee which is composed entirely of outside directors is comprised of Messrs. Samson, Smith and Spencer. The Compensation Committee establishes salaries, incentives and other forms of compensation for directors, executive officers and key employees of the Company and administers the Company's Amended and Restated 1993 Stock Option Plan (the "Stock Option Plan") and other incentive compensation and benefit plans. There were three meetings of the Compensation Committee during the fiscal year ended December 31, 1996.

DIRECTORS' COMPENSATION

     Outside directors do not currently receive cash fees for serving as directors or for attending meetings, participating on committees of the Board of Directors or attending meetings of such committees. The Company does, however, reimburse directors for out-of-pocket expenses incurred in connection with attendance at such meetings. Pursuant to a formula contained in the Stock Option Plan, each director receives an option to purchase 7,879 shares of the Company's Common Stock annually. In addition, each member of a committee of the Board of Directors receives an option to purchase 945 shares of the Company's Common Stock annually and each chairman of each such committee receives an additional option to purchase 473 shares of the Company's Common Stock annually. Such options vest on the earlier of (i) one year from the date of grant or (ii) the next annual election of directors and have an exercise price equal to the market price of the Common Stock on the date of grant.

     Directors who are not also executive officers of the Company have been granted options to purchase a total of 89,819 shares of Common Stock at prices ranging from $3.17 to $11.11 per share pursuant to the Company's Stock Option Plan through December 31, 1996. In 1996, outside directors received additional options to purchase an aggregate of 75,479 shares of Common Stock at prices ranging from $4.76 to $9.80 per share.

DIRECTORS' STOCK OPTIONS

     During the year ended December 31, 1996, the Company granted options to purchase Common Stock under the 1993 Plan exercisable at a price equal to the fair market value of the Company's Common Stock on the date of grant, to the following directors:

                                               GRANTED JANUARY 5, 1996                GRANTED MAY 6, 1996
                                            ------------------------------       ------------------------------
                   NAME                     NO. OF SHARES   EXERCISE PRICE       NO. OF SHARES   EXERCISE PRICE
                   ----                     -------------   --------------       -------------   --------------
K. Shan Padda.............................     126,064          $4.76                    0(1)        $9.80
Doron C. Levitas..........................      47,274          $4.76                    0           $9.80
Scott Hodes...............................       7,091          $4.76                7,879           $9.80
Mark Lampert..............................           0          $4.76                7,879           $9.80
William D. Lautman........................       5,200          $4.76                1,733           $9.80
William H. Lomicka........................       5,436          $4.76                2,206           $9.80
Marvin Samson.............................       7,564          $4.76                1,733           $9.80
L. Peter Smith............................       7,564          $4.76                8,824           $9.80
Edson W. Spencer, Jr......................       5,436          $4.76                9,297           $9.80

-------------------------
(1) K. Shan Padda received an additional grant of 31,516 options at an exercise price of $9.80 on March 15, 1996.

REPORTING OF SECURITIES TRANSACTIONS

     Ownership of and transactions in the Company's stock by executive officers and directors of the Company and owners of 10% or more of the Company's outstanding Common Stock are required to be reported to the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information provided in this paragraph is based, in part, upon information provided to the Company by the reporting person. For the fiscal year ended December 31, 1996, Stephen L. Holden inadvertently filed a Form 3 reporting his options granted under the 1993 Plan after its due date and Edson W. Spencer inadvertently filed a Form 4 reporting a distribution from the PSF Healthcare Fund, L.P., with which he is affiliated, after its due date. Both such reports have been filed prior to the date of this Proxy Statement.

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

     The following is a description of the background of the executive officers of the Company who are not directors:

                                    EXECUTIVE OFFICER
           NAME AND AGE                   SINCE         PRINCIPAL OCCUPATION AND OTHER INFORMATION
           ------------             -----------------   ------------------------------------------
Anil K. Rastogi, Ph.D. (53).......    August, 1995     Dr. Rastogi joined the Company in August,
                                                       1995 as President and Chief Operating
                                                       Officer. Prior to joining Sabratek, from
                                                       1991 to 1995, Dr. Rastogi held various
                                                       positions with SIMS Deltec, Inc. (formerly
                                                       Pharmacia Deltec, Inc.), a manufacturer and
                                                       marketer of ambulatory drug delivery and
                                                       vascular access devices. From 1994 to 1995,
                                                       Dr. Rastogi served as Chief Operating
                                                       Officer; from 1992 to 1994, as Executive
                                                       Vice President; and from 1991 to 1992, as
                                                       Vice President and General Manager of the
                                                       Infusion Division of SIMS Deltec, Inc. Prior
                                                       thereto, Dr. Rastogi was President of the
                                                       Cycolor Division of Mead Corporation and
                                                       held various positions with Owens-Corning
                                                       Fiberglas Corporation. Dr. Rastogi graduated
                                                       from McGill University with a Ph.D. degree
                                                       in Polymer Science.
Alan E. Jordan (53)...............   February, 1991    Mr. Jordan has served as Senior Vice
                                                       President of Sales and Marketing of the
                                                       Company since 1994 and in various other
                                                       capacities since joining the Company in
                                                       1991. Prior thereto, in 1986, he founded
                                                       Ivonyx Corp., a national home health care
                                                       company, where he served until 1989 in
                                                       various positions, including Chairman and
                                                       Chief Executive Officer. Mr. Jordan has many
                                                       years experience in the infusion pump
                                                       industry, including tenures at IMED
                                                       Corporation, an electronic infusion pump
                                                       manufacturer, where he, among other
                                                       positions, served as Vice President of Sales
                                                       and Marketing. In 1968, Mr. Jordan joined
                                                       IVAC Corporation, an electronic infusion
                                                       equipment manufacturer. He graduated from
                                                       Drake University with a B.S. in Business
                                                       Management.
Stephen L. Holden (43)............    August, 1996     Mr. Holden has served as Senior Vice
                                                       President and Chief Financial Officer of the
                                                       Company since August, 1996. Prior thereto,
                                                       from 1993 to 1996, Mr. Holden was Chief
                                                       Operating Officer of a unit of Value Health,
                                                       Inc., a provider of specialty managed care.
                                                       From 1976 to 1993, Mr. Holden was with
                                                       American Hospital Supply Corporation, Baxter
                                                       Healthcare Corporation and Caremark, Inc.,
                                                       where he served in a number of financial,
                                                       systems and operating roles. Mr. Holden
                                                       holds a B.A. in Economics and an M.S.B.A. in
                                                       finance from the University of Denver and is
                                                       a Certified Public Accountant.

                                    EXECUTIVE OFFICER
           NAME AND AGE                   SINCE         PRINCIPAL OCCUPATION AND OTHER INFORMATION
           ------------             -----------------   ------------------------------------------
Scott Skooglund (38)..............   November, 1992    Mr. Skooglund has been Vice President of
                                                       Finance of the Company since joining
                                                       Sabratek in 1992. Prior thereto, from 1989
                                                       to 1992, Mr. Skooglund served in various
                                                       capacities at XCEL Laboratories, Inc., a
                                                       pharmaceutical manufacturer, including Vice
                                                       President of Finance. From 1984 to 1989, Mr.
                                                       Skooglund was Regional Accounting Manager at
                                                       Leaseway Transportation Corp. Mr. Skooglund
                                                       graduated with a B.S. in Accounting from
                                                       Eastern Illinois University and is a
                                                       certified public accountant.
Joseph Moser (43).................     March, 1994     Mr. Moser has been Vice President of
                                                       Research and Development of the Company
                                                       since joining Sabratek in 1994. Prior
                                                       thereto, Mr. Moser served as Vice President,
                                                       Research and Development for VideOcart, a
                                                       Chicago-based technology firm from 1990 to
                                                       1993. Mr. Moser has served as Director of
                                                       Engineering and Vice President of
                                                       Engineering for Information Resources, Inc.,
                                                       a communications technology company. Mr.
                                                       Moser graduated from the University of
                                                       Michigan with a B.S. in Electrical
                                                       Engineering.
Vincent J. Capponi (38)...........     April, 1996     Mr. Capponi joined the Company in April,
                                                       1996, as Vice President of Quality Control.
                                                       Prior to joining Sabratek, from 1992 to
                                                       1996, Mr. Capponi was employed by SIMS
                                                       Deltec, Inc. (formerly Pharmacia Deltec,
                                                       Inc.), a manufacturer and marketer of
                                                       ambulatory drug delivery and vascular access
                                                       devices, most recently as Director of
                                                       Operations. From 1984 to 1992, Mr. Capponi
                                                       served in a variety of positions with Mead
                                                       Imaging, a division of Mead Corporation,
                                                       which commercialized a new color-imaging
                                                       technology. Mr. Capponi graduated from
                                                       Bowling Green State University and also
                                                       holds a Masters of Science degree in
                                                       Chemistry from Bowling Green State
                                                       University.

                                    EXECUTIVE OFFICER
           NAME AND AGE                   SINCE         PRINCIPAL OCCUPATION AND OTHER INFORMATION
           ------------             -----------------   ------------------------------------------
Elliot R. Mandell (41)............   February, 1997    Mr. Mandell was elected a Vice President of
                                                       Sabratek upon the Company's acquisition of
                                                       Rocap in February, 1997. Mr. Mandell founded
                                                       Rocap in 1995 and served as its President
                                                       until its acquisition by Sabratek. Prior
                                                       thereto, Mr. Mandell served as corporate
                                                       director of clinical services for the Yankee
                                                       Alliance of Hospitals, an affiliation of
                                                       hospitals located in Andover, Massachusetts.
                                                       Previously, Mr. Mandell spent 14 years in
                                                       various clinical capacities with the New
                                                       England General Hospital. Mr. Mandell holds
                                                       a B.S. in Pharmacy from the Massachusetts
                                                       College of Pharmacy and also an M.B.A. from
                                                       the New Hampshire College Graduate School of
                                                       Business.

               [Remainder of this page intentionally left blank.]

EXECUTIVE COMPENSATION

     The Summary Compensation Table below sets forth certain information concerning compensation paid or accrued for services rendered to the Company in all capacities for the years ended December 31, 1995 and 1996 to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                               ANNUAL COMPENSATION                 AWARDS
                                    -----------------------------------------   ------------
                                                                                 SECURITIES
                                                                 OTHER ANNUAL    UNDERLYING     ALL OTHER
                                                   BONUS ($)     COMPENSATION   OPTIONS (#)    COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR   SALARY ($)        (1)            ($)            (2)            ($)
---------------------------  ----   ----------     ---------     ------------   -----------    ------------
K. Shan Padda..............  1996    150,000         90,000         10,800(3)     157,580           --
  Chairman, Chief Executive  1995     90,000             --             --        157,580           --
  Officer and Treasurer
Anil K. Rastogi, Ph.D. ....  1996    143,000        107,200             --         31,516           --
  President and Chief        1995     52,500(4)          --             --         70,911           --
  Operating Officer
Doron C. Levitas...........  1996    120,000         24,000             --         47,274           --
  Vice Chairman and Vice     1995     90,000             --             --         94,548           --
  President of
  International Operations
Alan E. Jordan.............  1996    132,000         26,400        426,533(5)      47,274           --
  Senior Vice President of   1995    124,980             --         22,939(6)     107,154           --
  Sales and Marketing
Stephen L. Holden..........  1996     50,053(7)      21,000             --         55,000           --
  Senior Vice President and  1995         --             --             --             --           --
  Chief Financial Officer

-------------------------
(1) The Board adopted a bonus plan for 1996 and subsequent years, with bonuses to be paid at the discretion of the Compensation Committee.

(2) Represents shares of Common Stock underlying stock options granted during 1995 and 1996 pursuant to the Stock Option Plan.

(3) Represents Mr. Padda's housing allowance as provided for in his employment agreement.

(4) Mr. Rastogi joined the Company in August 1995.

(5) Represents $89,594 in commissions plus $336,939 in forgiveness of indebtedness to the Company.

(6) Represents commissions paid by the Company.

(7) Mr. Holden joined the Company in August 1996.

     The following table sets forth certain information with respect to options granted to the Named Executive Officers during 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                               INDIVIDUAL GRANTS
                            ----------------------------------------------------------------------------------------
                                                 PERCENT OF
                               NUMBER OF            TOTAL
                              SECURITIES           OPTIONS
                              UNDERLYING           GRANTED
                            OPTIONS GRANTED    TO EMPLOYEES IN    EXERCISE PRICE                          GRANT DATE
          NAME                    (#)               1996            ($/SH)(1)       EXPIRATION DATE(2)     VALUE(3)
          ----              ---------------    ---------------    --------------    ------------------    ----------
K. Shan Padda...........        157,580             35.9%         $4.76/$9.80        1/05/06, 3/15/06      $606,999
Anil K. Rastogi, Ph.D...         31,516              7.2%            $4.76               01/05/06           100,221
Alan E. Jordan..........         47,274             10.8%            $4.76               01/05/06           150,331
Stephen L. Holden.......         55,000             12.5%            $8.38               08/09/06           307,450
Doron C. Levitas........         47,274             10.8%            $4.76               01/05/06           150,331

-------------------------
(1) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, as determined by the Board.

(2) Some of the options granted to the Named Executive Officers are subject to vesting and, accordingly, may expire before the dates indicated.

(3) Calculation based on the Black-Scholes model.

     The following table sets forth certain information with respect to the unexercised options held by the Named Executive Officers as of December 31, 1996. No options were exercised by the Named Executive Officers during 1996.

                             YEAR-END OPTION VALUES

                                                                    NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                 SHARES                            UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS AT
                                ACQUIRED                            OPTIONS AT YEAR-END         YEAR-END 1996($)
                               ON EXERCISE     VALUE REALIZED       1996(#) EXERCISABLE/          EXERCISABLE/
           NAME                    (#)               ($)               UNEXERCISABLE            UNEXERCISABLE(1)
           ----                -----------     --------------      ----------------------    -----------------------
K. Shan Padda..............        --                --                39,395/275,765          $438,072/3,090,065
Anil K. Rastogi, Ph.D......        --                --                70,911/31,516            788,530/350,458
Alan E. Jordan.............        --                --                50,425/104,003           560,726/1,156,513
Stephen L. Holden..........        --                --                13,750/41,250            103,125/309,375
Doron C. Levitas...........        --                --                23,637/118,185           262,843/1,314,217

-------------------------
(1) Calculated based on stock price at December 31, 1996 of $15.88.

STOCK OPTION PLAN

     The Company's Stock Option Plan was adopted in 1992, amended in 1993 and amended and restated in 1996. The Stock Option Plan, as amended, provides for the grant of options to purchase up to an aggregate of 1,323,668 shares of Common Stock. The Plan is administered by the compensation committee of the Board of Directors (the "Compensation Committee") who will make discretionary grants ("discretionary grants") of options to employees (including employees who are officers and directors of the Company) and consultants. The Stock Option Plan also provides for formula grants ("formula grants") of options to directors who are not employees of the Company. At the Annual Meeting, stockholders will be asked to approve a proposal to increase the number of shares for which options may be granted from 1,328,668 to 3,800,000.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Company's executive officers' compensation has been determined by the Company's Chairman and reviewed by the Compensation Committee of the Board. Compensation for the Company's executives, for the fiscal year ended December 31, 1996 was established in this manner, except for long-term incentive compensation in the form of stock option grants which was established by the Compensation Committee and approved by the Board of Directors. Compensation for the Chairman for fiscal 1996 was determined pursuant to an employment agreement set by the Board of Directors in 1996, at a fixed salary of $150,000 and a bonus equal to 60% of salary based on achieving defined revenue and earnings objectives. The Company expects that the Chairman will continue to set compensation for the Company's other executive officers with the advice and guidance of the Compensation Committee of the Board of Directors, that the Compensation Committee will determine the granting of options, and that the Chairman's compensation will be set by the Compensation Committee.

     Individual compensation has been established to maintain equitable internal relationships taking into account the responsibilities, experience, seniority and work performance of the individual executive, the overall performance of the Company and the unit or area of responsibility of the executive and the strategic objectives and budget considerations of the Company. The relative weight given to each of these factors varies from individual to individual and from year to year. Increases ranging from 0% to 11% in executive officers' base salaries were made for the year ended December 31, 1997.

     A significant portion of each executive officer's compensation is in the form of a bonus (in fiscal 1996, it was budgeted to be from 10% to 60% of total compensation depending on the executive) which is performance-related. Bonuses are designed to reward executives for achieving and exceeding Company performance goals and/or individual performance goals. Bonuses based upon overall Company performance in 1996 were based upon targeted levels of the Company's revenues and earnings and were paid at 117% of the target bonus. Performance measures and targets for each executive officer are set at the beginning of the fiscal year by the Chairman and reviewed by the Compensation Committee.

     Salary levels, bonus criteria and performance objectives for the Company's executive officers are examined each year to take into account factors discussed above and other additional factors believed appropriate at the time. Executive compensation structures and levels for each year's targeted overall Company and individual performance goals are determined following regular structured annual reviews of each executive officer conducted by the Chairman. Target performance levels take into account historic patterns of the Company's performance and strategic objectives.

     Individual stock option grants in fiscal 1996 were determined giving consideration to the factors discussed above and previous option grants and to give the executive officers additional incentive to improve the overall performance of the Company. This resulted in total options granted to executive officers in fiscal 1996 being 365,433 shares. Such grants included options granted to two executive officers to induce their employment.

     In addition, all executive officers, including the Chairman, participate in broad based benefits generally available to all U.S. employees of the Company, such as medical, dental, disability and life insurance.

     The Omnibus Budget Reconciliation Act of 1993 (the "Act") amended the Internal Revenue Code, section 162(m), to limit deductibility for the Company for income tax purposes of compensation paid to the Chairman and the other highest paid executive officers to $1 million per year, per person, subject to certain exceptions. The Company does not currently have any executive whose compensation exceeds that limitation. If at a future date it appears likely that such limitation may be exceeded, the Compensation Committee will consider recommending restructuring of executive compensation programs in light of the requirements of the Act and the regulations that may be promulgated thereunder to permit them to meet the exceptions to the limitation so such compensation may continue to be deductible.

                                  Marvin Samson
                                  L. Peter Smith
                                  Edson W. Spencer, Jr.

EMPLOYMENT AGREEMENTS

     The Company entered into a two-year Employment Agreement with Mr. Padda as of January 1, 1996. The Employment Agreement provides that Mr. Padda shall receive a base salary of $150,000, bonuses based upon the Company's performance as compared to its budget and options to purchase shares of the Company's Common Stock under its Stock Option Plan. Mr. Padda is entitled to severance payments if he is terminated other than for cause. In addition, the Employment Agreement provides that Mr. Padda will be paid his base salary through the term of the Employment Agreement if he is terminated following a change in control of the Company and provides that Mr. Padda will be entitled to exercise all options granted to him, whether or not then vested, upon his death or disability, termination without cause or termination following a change in control. In addition to provisions relating to Mr. Padda's duties and compensation, the Employment Agreement requires Mr. Padda to assign all inventions he develops in the course of his employment with the Company to the Company, maintain the confidentiality of the Company's proprietary information and refrain from competing with the Company during his employment with the Company and for a period of twelve months thereafter.

     The Company has entered into an Employment Agreement with Mr. Rastogi. The Employment Agreement provides that Mr. Rastogi will receive a base salary of $130,000, bonuses based upon the Company's performance as compared to its business plan and options to purchase shares of the Company's Common Stock under its Stock Option Plan. All of the options granted to Mr. Rastogi vested upon the consummation of the Company's initial public offering. Mr. Rastogi is entitled to severance payments if he is terminated other than for cause. Mr. Rastogi's Employment Agreement contains a non-competition provision.

     The Company entered into a seventeen-month Employment Agreement with Mr. Holden, dated as of August 15, 1996, with provision for automatic extensions for consecutive one-year terms, unless proper notice of termination is given. The Employment Agreement provides that Mr. Holden will receive an annual base salary of $140,000, with an unspecified guaranteed increase on January 1, 1997, bonuses based upon the Company's performance, and options to purchase shares of the Company's Common Stock under its Stock Option Plan. The Employment Agreement provides that upon a sale of the Company or Mr. Holden's death or disability, he may exercise all options granted to him, whether or not then vested. Mr. Holden is entitled to severance payments if he is terminated other than for cause. In addition to provisions relating to Mr. Holden's duties and compensation, the Employment Agreement requires Mr. Holden to assign all inventions he develops in the course of his employment with the Company to the Company, maintain the confidentiality of the Company's proprietary information and refrain from competing with the Company during his employment with the Company and for a period of longer of the term of the contract or six months after his employment with the Company ends.

     The Company entered into a three-year Employment Agreement with Mr. Mandell, dated as of February 25, 1997. The Employment Agreement provides that Mr. Mandell will receive an annual base salary of $150,000, based upon Mr. Mandell's and the Company's performance, and options to purchase shares of the Company's Common Stock under its Stock Option Plan. As of the date of the Employment Agreement, Mr. Mandell was granted options to acquire 200,000 shares of the Company's Common Stock. Under the Employment Agreement, the Company could be obligated to purchase 100,000 option shares at $18.00 each. Mr. Mandell is entitled to severance payments if he is terminated other than for cause. Upon Mr. Mandell's death, disability or termination without cause he shall be entitled to one extra year's vesting of options granted pursuant to his Employment Agreement. In addition to provisions relating to Mr. Mandell's duties and compensation, the Employment Agreement requires Mr. Mandell to assign all inventions he develops in the course of his employment with the Company to the Company, maintain the confidentiality of the Company's proprietary information and refrain from competing with the Company during his employment with the Company and for a period of the longer of the term of the contract or 12 months after his employment with the Company ends.

             [The remainder of this page intentionally left blank.]

                               PERFORMANCE GRAPH

     The Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Company Stock with the cumulative total return of the S&P 500 Index and S&P Health Care (Medical Products and Supplies) Index for the period commencing June 30, 1996 (the closest date to the Company's registration of its Common Stock for which such data is available) and ending December 31, 1996 where $100 was invested on June 30, 1996.

     Historical stock price performance shown on the graph is not necessarily indicative of the future price performance.

        MEASUREMENT PERIOD              SABRATEK         S&P 500 INDEX     S&P HEALTH CARE
      (FISCAL YEAR COVERED)            CORPORATION
6/30/96                                           100                100                100
7/31/96                                         77.01              95.58              92.64
8/31/96                                         97.10              97.69              97.14
9/30/96                                        150.57             103.32             111.73
10/31/96                                       140.23             106.08             109.12
11/30/96                                       121.84             113.64             111.93
12/31/96                                       145.98             111.66             111.98

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 26, 1996, the Company granted EGS Securities Corp. ("EGS"), of which William D. Lautman, a director of the Company, is Managing Director, an option under the Plan to purchase 50,000 shares of the Company's Common Stock at a price of $14.00 per share. The option was granted in consideration of services provided by EGS to the Company in evaluating potential acquisitions and strategic relationships and fully vests on June 30, 1997.

     In May, 1996 the Company entered into an agreement with EGS, of which William D. Lautman, a director of the Company, is a Managing Director, pursuant to which EGS agreed to provide financial advisory services in connection with the initial public offering. In connection with this agreement, the Company paid EGS $150,000 upon successful consummation of the Company's initial public offering.

     In March, 1996, the Company issued a Convertible Subordinated Debenture to Charles K. Stewart Investments, in the principal amount of $844,500. The debenture bears interest at a rate of 13.22% per annum and would have matured on the date six years from the date of its issuance. On May 21, 1996, Charles K. Stewart Investments agreed to convert the $844,500 principal and $1,014,153 accrued interest and conversion premium, which was calculated in accordance with the terms of the debenture, on the debenture into 354,869 shares of Common Stock effective upon the consummation of the initial public offering. The conversion price is equal to $5.23757 per share. Also in March, 1996, the Company issued 167,245 shares of Common Stock at $9.80 per share to Charles K. Stewart Investments.

     In March, 1996, the Company issued 100,861 shares of Common Stock to Arie Kalo at $4.76 per share in payment for past engineering consulting services performed by him personally during 1995 and which the Company valued at $480,000. K. Shan Padda and Doron Levitas, each of whom is an officer and director of the Company, together with Arie Kalo each own one-third of the shares of DAK-Tech, Ltd. (an Israeli corporation) which supplies component assemblies and research and development services to the Company, the value of which was $538,544 in 1995.

     In January, 1996, the Company issued a Convertible Subordinate Debenture to William D. Lautman, a director of the Company, in the principal amount of $110,000, of which $60,000 was payment for financial consulting services rendered. The debenture bears interest at a rate equal to 10% per annum until June 30, 1996 and thereafter at a rate of 13.22%. The debenture would have matured on the date six years from the date of its issuance. In February, 1996, William D. Lautman agreed to convert the $110,000 principal into 23,112 shares of Common Stock and to forego the payment of accrued interest. The conversion price is equal to $4.76 per share.

     In January, 1996, the Company issued a Convertible Subordinated Debenture to Marvin Samson, a director of the Company, in the principal amount of $100,000. This debenture, along with interest at a rate of 10% per annum, were repaid by the Company in June, 1996.

     On February 25, 1997, Sabratek acquired substantially all the assets of Rocap, Inc., a Massachusetts corporation ("Rocap"), for $100,000 in cash, 131,593 shares of Sabratek Common Stock (valued at approximately $2.9 million), plus the assumption of net liabilities of approximately $661,000 and the forgiveness of a bridge loan. In connection with the acquisition, the former President of Rocap, who is also the majority shareholder of Rocap, entered into a three-year employment agreement with Sabratek. See "Management -- Employment Agreements." The number of shares to be paid to Rocap may be increased based on the value of the Sabratek Common Stock on July 1, 1997 (the "Valuation Date"). Sabratek retains the right to pay cash in lieu of delivery of the shares of Common Stock. As part of the transaction, the former shareholders of Rocap received the right to have a registration statement relating to the shares issued in the acquisition filed for their benefit. In the event such registration statement is not declared effective by the Commission on or before September 1, 1997, such former shareholders have the right, exercisable from September 2, 1997 to September 15, 1997, to put such shares to the Company at a price determined in accordance with the acquisition agreement.

     Scott Hodes, a director of the Company, is a senior partner at the Chicago law firm of Ross & Hardies and provides legal services as corporate counsel to the Company.

              PROPOSAL NO. 2 -- AMENDMENT OF AMENDED AND RESTATED
               1993 STOCK OPTION PLAN TO PROVIDE FOR THE ISSUANCE
       OF OPTIONS TO PURCHASE UP TO 3,800,000 SHARES OF COMMON STOCK AND
      TO OTHERWISE AMEND THE 1993 EMPLOYEE STOCK OPTION PLAN TO CONFORM TO
       SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND
               THE RULES PROMULGATED THEREUNDER AS NOW IN EFFECT

     The Board of Directors recognizes that the Company experiences intense competition from other companies for talented managers and employees and that the Company's success is dependent upon its ability to attract and retain such personnel. The Board of Directors has concluded that one of the best ways to compete for key personnel is to offer significant potential rewards based upon the Company's success through the issuance of stock options. The Board of Directors believes that all employees of the Company should be provided the opportunity to acquire or increase their holdings of the Company's Common Stock. Both incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended), and non-qualified options may be granted under the Amended and Restated 1993 Employee Stock Option Plan, as amended (the "1993 Plan").

     Therefore, the Board of Directors adopted amendments to the 1993 Plan in June of 1996 and April of 1997 which increased the number of shares reserved for options pursuant to grants under the 1993 Plan by an aggregate of 2,476,332 to 3,800,000. These amendments are subject to ratification by the stockholders. A copy of the 1993 Plan is attached hereto as Appendix A.

     The 1993 Plan was adopted in 1992, amended and renamed in 1993 and amended and restated in 1996. The Stock Option Plan, as amended, provides for the grant of options to purchase up to an aggregate of 1,323,668 shares of Common Stock. The Plan is administered by the Compensation Committee who will make discretionary grants ("discretionary grants") of options to employees (including employees who are officers and directors of the Company) and consultants. The Stock Option Plan also provides for formula grants ("formula grants") of options to directors who are not employees of the Company.

     Options granted pursuant to discretionary grants may be non-qualified options or incentive options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The selection of participants, allotment of shares, determination of price and other conditions of purchase of such options will be determined by the Compensation Committee, in its sole discretion. Options granted pursuant to discretionary grants are exercisable for a period of up to ten years, except that incentive options granted to optionees who, at the time the option is granted, own stock representing greater than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, are exercisable for a period of up to five years. The per share exercise price of incentive options granted pursuant to discretionary grants must be no less than 100% of the fair market value of the Common Stock on the date of grant, except that the per share exercise price of incentive options granted to optionees who, at the time the option is granted, own stock representing greater than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, must be no less than 110% of the fair market value of the Common Stock. The per share exercise price of non-qualified stock options granted pursuant to discretionary grants must be no less than 85% of the fair market value of the Common Stock on the date of grant. To the extent options are granted at less than fair market value, the Company incurs a non-cash cost for financial reporting purposes.

     Under the formula grants, each director of the Company who is not also an officer or employee of the Company (an "Independent Director") will be automatically granted a non-qualified option to purchase 7,879 shares (subject to adjustment as provided in the 1993 Plan) each year immediately following the Annual Meeting of Stockholders. Each such director may decline such grant. Each option granted pursuant to a formula grant will vest and become exercisable ratably over a period of one year. In addition, each Independent Director who serves on a committee of the Board of Directors will receive an annual grant of options to purchase 945 shares of Common Stock and each Independent Director who is also the Chairman of a committee of the Board of Directors will receive an annual grant of options to purchase 473 shares of Common Stock. Such additional options are on the same terms as described above. Each such option shall have a term of five years from the relevant vesting date. The exercise price per share of Common Stock for options granted pursuant to a formula grant shall be 100% of the fair market value on the date of grant as determined under the terms of the 1993 Plan.

     As of December 31, 1996, there were 100 employees and seven Independent Directors eligible to participate and approximately 72 actual participants in the 1993 Plan. In addition, the Company may make grants under the 1993 Plan to consultants. During the fiscal year ended December 31, 1996, there were grants to executive officers of options to acquire an aggregate of 365,433 shares of Common Stock, at an average exercise price of $6.07 per share. There were grants of options pursuant to the 1993 Plan to all Independent Directors as a group to acquire an aggregate of 75,478 shares of Common Stock, at an average exercise price of $7.40, grants of options to 8 consultants to acquire an aggregate of 67,240 shares of Common Stock, at an average exercise price of $11.74, and grants of options to all other employees as a group to acquire an aggregate of 73,439 shares of Common Stock, at an average exercise price of $7.69 per share.

     For a description of certain of the federal income tax consequences associated with the grant and exercise of options under the 1993 Plan, see "Stock Option Plan and Stock Purchase Plan -- Federal Income Tax Consequences."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE AMENDMENT OF THE AMENDED AND RESTATED 1993 STOCK OPTION PLAN. (PROPOSAL NO. 2 ON THE PROXY
CARD).

      PROPOSAL NO. 3 -- ADOPTION OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN

     Based on the Board's recognition that the Company's success is dependent upon its ability to attract and retain talented employees and that one of the best ways to compete for such personnel is to offer significant potential rewards which are tied to the Company's success, the Board adopted the Employee Stock Purchase Plan -- 1997 (the "1997 Stock Plan") on April 28, 1997, subject to approval by the stockholders. The Board of Directors is seeking stockholder approval and ratification of the 1997 Stock Plan. The Board believes that all employees of the Company and its subsidiaries should be provided the opportunity to acquire or increase their holdings of the Company's Common Stock.

     The 1997 Stock Plan, which is attached hereto as Appendix B, reserves 150,000 shares of the Company's Common Stock for the grant of options to eligible employees of the Company and its subsidiaries. Any employee working more than 20 hours a week and who has been employed ninety days or more by the Company or any subsidiary of the Company prior to the commencement of an offering period under the Plan is eligible to participate in offers under the 1997 Stock Plan. Non-employee directors of the Company and its subsidiaries will not be eligible to participate in the 1997 Stock Plan. The 1997 Stock Plan shall be implemented by one or more offer periods ("Offer Periods") in which an offer or offers under the Plan ("Offers") will commence and terminate. The first Offer Period shall commence on July 1, 1997 and end on September 30, 1997 with new three month Offer Periods commencing on the first day of each subsequent October, January, March and July until the 1997 Stock Plan shall terminate. The 1997 Stock Plan shall expire by its own provisions in five years. However, the Board shall have the power to shorten the duration of the 1997 Stock Plan.

     The option price at which shares of Common Stock may be purchased under any option granted under the 1997 Stock Plan is 85% of the fair market value of a share of Common Stock on the date Common Stock is purchased pursuant to an offering under the Plan. The stock subject to options granted under the 1997 Stock Plan shall be authorized and unissued shares of Common Stock. The aggregate number of shares which may be issued pursuant to options exercised under the 1997 Stock Plan may not exceed 150,000 and the number of shares subject to options outstanding at any time may not exceed the number of shares remaining available for issuance thereunder.

     On the effective date of an Offer, each then eligible employee will be granted an option to purchase, through payroll deductions, as many full shares of Common Stock as he or she may purchase with up to the maximum percentage of eligible compensation to be received by such employee during the term of the Offer. An eligible employee may elect to participate in the 1997 Stock Plan by authorizing regular payroll deductions, which may not exceed the maximum percentage of the employee's eligible compensation per pay period, to be applied toward the purchase of Common Stock pursuant to the Offer. The "maximum percentage" means the percent of eligible compensation available for payroll deductions which shall be specified by the Board at the beginning of the term of each Offer, which shall not exceed 10%. The compensation of an employee which is "eligible compensation" for payroll deductions under the 1997 Stock Plan includes only base salary and commissions (if any) paid in each payroll period. A participating employee may change his percentage of eligible compensation deductions beginning in the following Offer Period. On the last trading day during the term of an Offer, a participating employee will be deemed to have exercised his option to purchase, at the applicable option price, that number of full shares of Common Stock which may be purchased with the amount deducted from such employee's compensation during that Offer and excess funds from the preceding Offers, if any.

     In no event will an employee be permitted to purchase any shares under the 1997 Stock Plan if the employee, immediately after the purchase, owns or would own shares (including all shares which may be purchased under outstanding options) representing 5% or more of the total combined voting power or value of all classes of shares of capital stock of the Company or its subsidiaries. In addition, in no event may shares be purchased under the 1997 Stock Plan with a value in excess of $25,000 in any calendar year. Once enrolled in the Plan, an eligible employee shall be a participant in all Offers under the Plan until he or she withdraws from further participation in the Plan.

     The right to participate in the 1997 Stock Plan and the interest of an employee in the shares of Common Stock or excess funds accumulated on his or her behalf, is nontransferable, other than transfers by will or under the laws of descent and distribution or as otherwise provided by law. In the event an employee's employment with the Company is terminated for any reason, including upon the retirement or death of the employee, no payroll deductions will be made from any compensation then due and owing to such employee at such time, and a certificate representing the number of full shares of Common Stock then credited to the participant's account, and a check for any amount of excess funds contributed as of that date (and not eligible for the purchase of shares) will be issued and delivered to the employee (or the representative of such employee, if applicable). A participant may designate a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant's account under the Plan in the event of such participant's death prior to delivery to him or her of such shares and cash.

     For a description of certain of the federal income tax consequences associated with the grant and exercise of options under the 1997 Stock Plan, see "Stock Option Plan and Stock Purchase Plan -- Federal Income Tax Consequences".

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE ADOPTION OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN. (PROPOSAL NO. 3 ON THE PROXY CARD).

  STOCK OPTION PLAN AND STOCK PURCHASE PLAN -- FEDERAL INCOME TAX CONSEQUENCES

     The following general summary is based upon the Internal Revenue Code of 1986, as amended (the "Code") and does not include a discussion of any state or local tax consequences.

STOCK OPTION PLAN -- NON-QUALIFIED STOCK OPTIONS

     An optionee will not generally recognize any taxable income upon the grant of a non-qualified option because, under current Treasury regulations pursuant to Section 83 of the Code, the fair market value of an option at the time it is granted is ordinarily not considered to be "readily ascertainable." However, upon exercise of a non-qualified option, an optionee must recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock at the time of exercise over the exercise price. Upon the subsequent disposition of the Common Stock, the optionee will realize a capital gain or loss, depending on whether the selling price exceeds the fair market value of the Common Stock on the date of exercise.

     An optionee's tax basis in the shares received on exercise of a non-qualified option will be equal to the amount of consideration paid by the optionee on exercise, plus the amount of ordinary income recognized as a result of the receipt of such shares, which together equals the fair market value of the Common Stock on the date of exercise. The optionee's holding period in the Common Stock, for capital gains and losses purposes, begins on the date of exercise. Optionees who are required to report their holdings and transfers of the Common Stock under Section 16(a) of the Exchange Act ("Section 16 Persons") are subject to the trading restrictions of Section 16(b) of the Exchange Act and unless the election described below is made will not recognize ordinary compensation income until the date such trading restrictions terminate (the "Deferred Date"), rather than the exercise date. If the election is not made, the amount of such taxable income will equal the excess of the fair market value on the Deferred Date of the Common Stock received over the exercise price for such Common Stock and the holding period for long-term capital gain would not begin until the Deferred Date.

     Section 16 Persons may elect to recognize compensation income on the date of exercise of the non-qualified option. In such event, the amount of taxable income to be recognized would equal the excess of the fair market value of the Common Stock on such exercise date, over the exercise price for such Common Stock. The election to recognize income on the date of exercise of the non-qualified option, may be made by the timely filing of an appropriate statement with the Internal Revenue Service.

     The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee recognizes compensation income, provided the Company satisfies any applicable withholding tax obligation with respect to such income.

STOCK OPTION PLAN -- INCENTIVE STOCK OPTIONS

     Under Section 422 of the Code, no taxable income is realized by the optionee upon the grant or exercise of an incentive stock options, provided that the optionee is continuously employed by the Company during the period beginning on the date of grant and ending on the date three months before the date of exercise (or, in the case of disability, one year before the date of exercise). However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee. If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the optionee as long-term capital gain (and any loss sustained will be long-term capital loss) and no deduction will be allowed to the Company for federal income tax purposes. The grant of an incentive stock option and the optionee's exercise of the incentive stock option will result in no federal income tax consequences to the Company.

     If the shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "Disqualifying Disposition"), generally the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise (or, if less, the amount realized on an arms-length sale of such shares) over the exercise price thereof, and the Company will be entitled to deduct such amount as compensation expenses.

STOCK PURCHASE PLAN -- EMPLOYEE STOCK PURCHASE OPTIONS

     Under Section 423 of the Code, no taxable income is realized by the employee at the time the option issued pursuant to an employee stock purchase plan (an "ESPO") is granted or exercised, provided that the employee (i) has not severed his employment relationship more than three months before the exercise and (ii) has not made a Disqualifying Disposition (as described under "Incentive Stock Options", above).

     When the Common Stock is disposed of after the required holding period, the employee realizes ordinary compensation income equal to the lesser of (1) the excess of the fair market value of the Common Stock at the time of disposition (or death of the employee) over the exercise price of the ESPO, or (2) the excess of the fair market value of the Common Stock at the time the ESPO was granted over the exercise price of the ESPO. Any additional gain is capital gain. If the sale price of the Common Stock is exceeded by the exercise price of the ESPO, there is no compensation income and the employee will have a long term capital loss. When the Common Stock is disposed of in a Disqualifying Disposition, the employee realizes compensation income to the extent of the excess of the fair market value of the Common Stock on the date such stock was issued pursuant to the ESPO over the exercise price of the ESPO. In addition, if the employee has disposed of the shares of Common Stock one year or less following the date such shares were acquired, excess gain realized on such disposition over the amount includible as compensation income if any, will be treated as short-term capital gain.

     As in the case of incentive stock options, the basis of the Common Stock received upon the exercise of an ESPO is the purchase price. However, when an employee is required to include compensation in his gross income, the amount of compensation is added to the basis of his stock.

     The grant of an ESPO or the issuance of stock thereunder will not result in federal income tax consequences to the employer. Moreover, the employer will not be entitled to deduct the difference between the fair market value of the stock and the exercise price of the ESPO. However, if the employee severed his or her employment in a Disqualifying Disposition, the employer will be entitled to the compensation deduction equal to the amount that the employee includes in income.

     For federal income tax purposes, an ESPO issued under this Plan shall be treated as having been granted on the date of its exercise.

                                  ACCOUNTANTS

     KPMG Peat Marwick LLP currently serves as the Company's independent public accountants. It is expected that representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Company's 1996 Annual Report to Stockholders along with the Company's Annual Report on Form 10-K for the year ended December 31, 1996 accompany this Proxy Statement but do not constitute a part of the proxy materials.

                            STOCKHOLDERS' PROPOSALS

     In the event that a stockholder desires to have a proposal formally considered at the 1998 Annual Stockholders' Meeting, and included in the Proxy Statement for that meeting, the proposal must be received in writing by the Company's Secretary on or before February 10, 1998.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. If matters other than the foregoing should arise at the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxy.

     Please complete, sign and date the enclosed proxy, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.

                                          By Order of the Board of Directors,

                                          K. Shan Padda
                                          K. SHAN PADDA, Chairman

Dated: May 5, 1997

                                                                      APPENDIX A

                              SABRATEK CORPORATION

                              AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN

ARTICLE 1. ESTABLISHMENT AND PURPOSE.

     1.1 Establishment. Sabratek Corporation (the "Company") hereby establishes a plan providing for the grant of stock options to certain eligible individuals who have or will render services to the Company. This plan will be known as the Sabratek Corporation 1993 Stock Option Plan (the "Plan").

     1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by enabling the Company to attract and retain persons of ability to perform services for the Company, by providing an incentive to such persons through equity participation in the Company and by rewarding such persons who contribute to the achievement by the Company of its economic objectives.

ARTICLE 2. DEFINITIONS.

     The following terms have the meanings set forth below, unless the context clearly otherwise requires:

     2.1 "Board" means the Board of Directors of the Company.

     2.2 "Broker Exercise Notice" means the written notice described in Section 6.6(b) of the Plan.

     2.3 "Code" means the Internal Revenue Code of 1986, as amended.

     2.4 "Committee" means the committee appointed by the Board consisting of not less than two persons or otherwise determined in accordance with Article 3 of this Plan.

     2.5 "Common Stock" means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

     2.6 "Disability" means the disability of the Participant as defined in the long-term disability plan of the Company then covering the Participant or, if no such plan exists, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

     2.7 "Eligible Recipient" means all employees (including, without limitation, officers and directors who are also employees) directors who are not employees, consultants and independent contractors of the Company or any Subsidiary.

     2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.9 "Fair Market Value" means, with respect to the Common Stock, the following:

          (a) If the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the mean between the reported high and low sale prices of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade).

          (b) If the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ National Market System or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the NASDAQ National Market System, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service).

          (c) If the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

     2.10 "Incentive Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Article 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.11 "Non-Employee Director" shall have the meaning ascribed in Rule 16b-3 promulgated under the Exchange Act.

     2.12 "Non-Statutory Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Article 6 of the Plan that does not qualify as an Incentive Stock Option.

     2.13 "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

     2.14 "Participant" means an Eligible Recipient who receives one or more Options under the Plan.

     2.15 "Person" means any individual, corporation, partnership, group, association or other "person" (as such term is used in Section 14(d) of the Exchange Act), other than the Company, a wholly owned subsidiary of the Company or any employee benefit plan sponsored by the Company or a wholly owned subsidiary of the Company.

     2.16 "Previously Acquired Shares" mean shares of Common Stock that are already owned by the Participant and shares of Common Stock that are to be acquired by the Participant pursuant to the exercise of an Option.

     2.17 "Retirement" means the retirement of a Participant pursuant to and in accordance with the regular or, if approved by the Board for purposes of the Plan, any early retirement plan or practice of the Company or Subsidiary then covering the Participant.

     2.18 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act.

     2.19 "Securities Act" means the Securities Act of 1933, as amended.

     2.20 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

     2.21 "Tax Date" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Option.

ARTICLE 3. PLAN ADMINISTRATION.

     3.1 The Committee. The Plan will be administered by the Board or by the Committee; provided, however, that only the Board shall make decisions with respect to Options granted or to be granted to employees who are subject to the provisions of Section 16(b) of the Exchange Act unless (i) the Committee is composed solely of two or more Non-Employee Directors appointed by the Board, or
(ii) if not so composed, the Committee includes directors who are not Non-Employee Directors and (A) such persons, by abstention or recusal, do not participate in the vote with respect to Options granted or to be granted to Employees who are subject to the provisions of Section 16(b) of the Exchange Act, and (B) the Committee includes at least two Non-Employee Directors, or
(iii) notwithstanding (i) or (ii) above, the transaction upon which a vote is being had is otherwise exempt pursuant to the provisions of Rule 16b-3(d). Members of such the Committee, will be appointed from time to time by the Board, will serve at the pleasure of the Board and may resign at any time upon written notice to the Board. A majority of the members of the Committee will constitute a quorum. The Committee will act by majority approval of the members, will keep minutes of its meetings and will provide copies of such minutes to the Board. Action of the Committee may be taken without a meeting if unanimous written consent is given. Copies of minutes of such a committee's meetings and of its actions by written consent will be provided to the Board and kept with the corporate records of the Company.

     3.2 Authority of the Committee or the Board.

          (a) In accordance with and subject to the provisions of the Plan, the Committee or the Board will have the authority to determine (i) the Eligible Recipients who are selected as Participants, (ii) the nature and extent of the Options to be made to each Participant (including the number of shares of

     Common Stock to be subject to each Option, the exercise price and the manner in which Options will vest or become exercisable), (iii) the time or times when Options will be granted, (iv) the duration of each Option, (v) the restrictions and other conditions to which the exercisability or vesting of Options may be subject, and (vi) such other provisions of the Options as the Committee or Board may deem necessary or desirable and as consistent with the terms of the Plan. The Committee or Board will determine the form or forms of the option agreements with Participants which will evidence the particular terms, conditions, rights and duties of the Company and the Participants with respect to Options granted pursuant to the Plan, which agreements will be consistent with the provisions of the Plan.

          (b) With the consent of the Participant affected thereby, the Committee or Board may amend or modify the terms of any outstanding Option in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee or Board may, with the consent of the Participant affected thereby, modify the exercise price, number of shares or other terms and conditions of an Option, extend the term of an Option, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Option, accept the surrender of any outstanding Option, or, to the extent not previously exercised or vested, authorize the grant of new Options in substitution for surrendered Options.

          (1) The Committee or Board will have the authority, subject to the provisions of the Plan, to establish, adopt and revise such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's or Board's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Each determination, interpretation or other action made or taken by the Committee or Board pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, including, without limitation, the Company and its Subsidiaries, the stockholders of the Company, the Committee, the Board and each of its respective members, the directors, officers and employees of the Company and its Subsidiaries, and the Participants and their respective successors in interest. No member of the Committee or Board will be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

ARTICLE 4. STOCK SUBJECT TO THE PLAN.

     4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 below, the maximum number of shares of Common Stock that will be authorized and reserved for issuance under the Plan will be 3,800,000 shares of voting Common Stock. The maximum number of shares authorized may also be increased from time to time by approval of the Board and, if required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code, or the applicable rules of any securities exchange or the NASD, the stockholders of the Company.

     4.2 Shares Available for Use. Shares of Common Stock that may be issued upon exercise of Options will be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan. Any shares of Common Stock that are subject to an Option (or any portion thereof) that lapses, expires or for any reason is terminated unexercised will automatically again become available for use under the Plan.

     4.3 Adjustments to Shares. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee or Board (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and exercise price of securities subject to outstanding Options. Without limiting the generality of the foregoing, in the event that any of such transactions are effected in such a way that holders of Common Stock are entitled to receive stock, securities or assets, including cash, with respect to or in exchange for such Common Stock, all Participants holding outstanding Options will upon the exercise of such Options receive, in lieu of any shares of Common Stock they may be entitled to receive, such stock, securities or assets, including cash, as would have been issued to such Participants if their Options had been exercised and such Participants had received Common Stock prior to such transaction.

ARTICLE 5. PARTICIPATION.

     Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee or Board, have performed, are performing, or during the term of an Option will perform, services in the management, operation and development of the Company or any Subsidiary, and significantly contributed, are significantly contributing or are expected to significantly contribute to the achievement of corporate economic objectives. Eligible Recipients may be granted from time to time one or more Options, as may be determined by the Committee or Board in their sole discretion. The number, type, terms and conditions of Options granted to various Eligible Recipients need not be uniform, consistent or in accordance with any plan, regardless of whether such Eligible Recipients are similarly situated. Upon determination by the Committee or Board that an Option is to be granted to an Eligible Recipient, written notice will be given such person, specifying the terms, conditions, rights and duties related thereto. Each Eligible Recipient to whom an Option is to be granted will enter into an agreement with the Company, in such form as the Committee determines and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Options will be deemed to be granted as of the date specified in the grant resolution of the Committee or Board, and the related option agreements will be dated as of such date.

ARTICLE 6. STOCK OPTIONS.

     6.1  Grant.

          (a) Discretionary Grants. An Eligible Recipient, other than an Independent Director (as defined below) who shall receive grants exclusively pursuant to Section 6.1(b) hereof, may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as are determined by the Committee or Board in their sole discretion. The Committee or Board may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option; provided, however, that an Incentive Stock Option will be granted only to an Eligible Recipient who is an employee of the Company or a Subsidiary. The terms of the agreement relating to a Non-Statutory Stock Option will expressly provide that such Option will not be treated as an Incentive Stock Option.

          (b) Formula Grants. An Option to purchase 7,879 shares of Common Stock shall automatically be granted to each director of the Company who is not also an officer or employee of the Company (an "Independent Director") and who is a director of the Company on the day the stockholders of the Company elect persons to serve on the Company's Board of Directors at a meeting called for such purpose. Notwithstanding the foregoing, the number of shares subject to such Option shall be reduced by such number of shares subject to options granted by the Company held by such Independent Director which were granted prior to January 5, 1996, and remain unvested as of the date of his election as aforesaid. In addition to the foregoing, each Independent Director will receive the following grants: (i) for any such Independent Director who serves on a committee of the Board, an Option to purchase 945 shares of Common Stock on the date of the appointment to such committee, and (ii) for each such Independent Director who serves as the chairman of such a committee, an Option to purchase 473 shares of Common Stock on the date of the appointment to such position. Notwithstanding any other provision of this Agreement relating to the discretion of the Committee to determine the terms of Options granted pursuant hereto, each Option granted pursuant to this Section 6.1(b) shall be granted with an exercise price equal to the Fair Market Value on the date of grant, shall vest ratably over a period of one (1) year and shall be a Non-Statutory Stock Option.

     6.2 Exercise. An Option will become exercisable at such times and in such installments (which may be cumulative) as determined by the Committee or Board in their sole discretion at the time the Option is granted. Upon the completion of its exercise period, an Option, to the extent not then exercised, will expire.

     6.3 Exercise Price.

          (a) Incentive Stock Options. The per share price to be paid by the Participant at the time an Incentive Stock Option is exercised will be determined by the Committee or Board, in their discretion, at the date of its grant; provided, however, that such price will not be less than (i) 100% of the Fair Market Value of one share of Common Stock on the date the Option is granted, or (ii) 110% of the Fair Market Value of one share of Common Stock on the date the Option is granted if, at that time the Option is granted, the Participant owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code).

          (b) Non-Statutory Stock Options. The per share price to be paid by the Participant at the time a Non-Statutory Stock Option is exercised will be determined by the Committee or Board in their sole discretion at the time the Option is granted; provided, however, that such price will not be less than 85% of the Fair market Value of one share of Common Stock on the date the Option is granted.

     6.4 Duration.

          (a) Incentive Stock Options. The period during which an Incentive Stock Option may be exercised will be fixed by the Committee or Board in their sole discretion at the time such Option is granted; provided, however, that in no event will such period exceed 10 years from its date of grant or, in the case of a Participant who owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code), five years from its date of grant.

          (b) Non-Statutory Stock Options. The period during which a Non-Statutory Stock Option may be exercised will be fixed by the Committee or Board in their sole discretion at its date of grant.

          (2) Effect of Termination of Employment or Other
     Service. Notwithstanding this Section 6.4, all Options granted to a Participant will terminate and may no longer be exercised sixty (60) days after the termination of the Participant's employment or other status with the Company and all Subsidiaries in relation to which the Option was granted.

     6.5 Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained herein and in the agreement evidencing such Option, by delivery, in person or through certified or registered mail, of written notice of exercise to the Company at its principal executive office (Attention: Chief Financial Officer), and by paying in full the total Option exercise price for the shares of Common Stock purchased. Such notice will be in a form satisfactory to the Committee and will specify the particular Option (or portion thereof) that is being exercised and the number of shares with respect to which the Option is being exercised. Subject to compliance with Section 11.1 of the Plan, the exercise of the Option will be deemed effective upon receipt of such notice and payment complying with the terms of the Plan and the agreement evidencing such Option. As soon as practicable after the effective exercise of the Option, the Participant will be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company will deliver to the Participant one or more duly issued stock certificates evidencing such ownership. If a Participant exercises any Option with respect to some, but not all, of the shares of Common Stock subject to such Option, the right to exercise such Option with respect to the remaining shares will continue until it expires or terminates in accordance with its terms. An Option will only be exercisable with respect to whole shares.

     6.6 Payment of Exercise Price.

          (a) The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee or Board, in their sole discretion, may allow such payments to be made, in whole or in part, by delivery of a Broker Exercise Notice or a promissory note (containing such terms and conditions as the Committee or

     Board may in their discretion determine), by transfer from the Participant to the Company of Previously Acquired Shares, or by a combination thereof. In determining whether or upon what terms and conditions a Participant will be permitted to pay the purchase price of an Option in a form other than cash, the Committee or Board may consider all relevant facts and circumstances, including, without limitation, the tax and securities law consequences to the Participant and the Company and the financial accounting consequences to the Company. In the event the Participant is permitted to pay the purchase price of an Option in whole or in part with Previously Acquired Shares, the value of such shares will be equal to their Fair market Value on the date of exercise of the Option.

          (b) For purposes of this Section 6.6, a "Broker Exercise Notice" means a written notice from a Participant to the Company at its principal executive office (Attention: Chief Financial Officer), made on a form and in the manner as the Committee may from time to time determine, pursuant to which the Participant irrevocably elects to exercise all or any portion of an Option and irrevocably directs the Company to deliver the Participant's stock certificates to be issued to such Participant upon such Option exercise directly to a broker or dealer. A Broker Exercise Notice must be accompanied by or contain irrevocable instructions to the broker or dealer
     (i) to promptly sell a sufficient number of shares of such Common Stock or to loan the Participant a sufficient amount of money to pay the exercise price for the Options and, if not otherwise satisfied by the Participant, to fund any related employment and withholding tax obligations due upon such exercise, and (ii) to promptly remit such sums to the Company upon the broker's or dealer's receipt of the stock certificates.

     6.7 Rights as a Stockholder. The Participant will have no rights as a stockholder with respect to any shares of Common Stock covered by an Option until the participant becomes the holder of record of such shares, and no adjustments will be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee or Board may determine pursuant to Section 4.3 of the Plan.

     6.8 Disposition of Common Stock Acquired Pursuant to the Exercise of Incentive Stock Options. Prior to making a disposition (as defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan before the expiration of two years after its date of grant or before the expiration of one year after its date of exercise and the date on which such shares of Common Stock were transferred to the Participant pursuant to exercise of the Option, the Participant will send written notice to the Company of the proposed date of such disposition, the number of shares to be disposed of, the amount of proceeds to be received from such disposition and any other information relating to such disposition that the Company may reasonably request. The right of a Participant to make any such disposition will be conditioned on the receipt by the Company of all amounts necessary to satisfy any federal, state or local withholding and employment-related tax requirements attributable to such disposition. The Committee or Board will have the right, in their sole discretion, to endorse the certificates representing such shares with a legend restricting transfer and to cause a stop transfer order to be entered with the Company's transfer agent until such time as the Company receives the amounts necessary to satisfy such withholding and employment-related tax requirements or until the later of the expiration of two years from its date of grant or one year from its date of exercise and the date on which such shares were transferred to the Participant pursuant to the exercise of the Option.

     6.9 Aggregate Limitation of Stock Subject to Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other incentive stock option plans of the Company or any subsidiary or any parent corporation of the Company (within the meaning of Sections 424(f) an 424(e), respectively, of the Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options will be treated as Non-Statutory Stock Options. The determination will be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee or Board, in their discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

ARTICLE 7. RIGHT TO WITHHOLD; PAYMENT OF WITHHOLDING TAXES.

     7.1 General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts which may be due and owing to the Participant from the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements (i) attributable to the grant or exercise of an Option or to a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or
(ii) otherwise incurred with respect to an Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action with respect to the exercise of an Option or the issuance of any stock certificate either to the Participant or any transferee.

     7.2 Special Rules.

          (a) Without limiting the generality of Section 7.1 above, the Committee or Board, in their sole discretion and subject to such rules as the Committee may adopt, permit a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligations described in
     Section 7.1 above by electing to use Previously Acquired Shares or by electing to have the Company accept a Broker Exercise Notice with respect to that number of shares, in any such case, having a Fair Market Value, on the Tax Date, equal to the amount necessary to satisfy the withholding or employment-related taxes due, or by agreeing to deliver to the Company a promissory note in payment for some or all of the necessary amounts (containing such terms and conditions as the Committee or Board in their sole discretion may determine).

          (b) A Participant's election to use Previously Acquired Shares, a Broker Exercise Notice or a promissory note must be made on or prior to the Tax Date, is irrevocable and is subject to the consent or disapproval of the Committee or Board. When shares of Common stock are issued prior to the Tax Date to a Participant making an election to use Previously Acquired Shares, the Participant will agree in writing to surrender that number of shares on the Tax Date having an aggregate Fair Market Value equal to the tax due.

ARTICLE 8. RIGHTS OF ELIGIBLE RECIPIENTS AND PARTICIPANTS.

     8.1 Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

     8.2 Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be in addition to any and all such other plans or programs. Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval will be construed as creating any limitations on the power of authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

ARTICLE 9. SECURITIES LAW RESTRICTIONS.

     9.1 Share Issuances. Notwithstanding any other provision of the Plan or any agreements entered into pursuant hereto, the Company will not be required to issue or deliver any certificate for shares of Common Stock under this Plan, and an Option will not be considered to be exercised notwithstanding the tender by the Participant of any consideration therefor, unless and until each of the following conditions has been fulfilled:

          (a) (i) There is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws if the Committee or Board, in their sole discretion, has determined to file, cause to become effective and maintain the effectiveness of such registration statement; or (ii) if the Committee or Board has determined not to so register the shares of Common Stock to be issued under the Plan,
     (A) exemptions from registration under the Securities Act and applicable state securities laws are available for such issuance (as determined by counsel to the

     Company) and (B) there has been received from the Participant (or, in the event of death or disability, the Participant's heir(s) or legal representative(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

          (b) There has been obtained any other consent, approval or permit from any state or federal governmental agency which the Committee or Board, in their sole discretion upon the advice of counsel, deems necessary or advisable.

     9.2 Share Transfers. Shares of Common Stock issued pursuant to Options granted under the Plan may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of, whether voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions form such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the shares of Common Stock are to be so transferred to any representations or agreements requested by the Company in order to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

     9.3 Legends. Unless a registration statement under the Securities Act and applicable state securities laws is in effect with respect to the issuance or transfer of shares of Common Stock under the Plan, each certificate representing any such shares may be endorsed with such legend as the Board or the Committee may, in the exercise of their sole discretion, deem appropriate.

ARTICLE 10. PLAN AMENDMENT, MODIFICATION AND TERMINATION.

     The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment will be effective, without approval of the stockholders of the Company, if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or any successor rule or Section 422 of the Code or under the applicable rules or regulations of any securities exchange or the NASD. No termination, suspension or amendment of the Plan will alter or impair any outstanding Option without the consent of the Participant affected thereby; provided, however, that this sentence will not impair the right of the Committee or Board to take whatever action it deems appropriate under Section 4.3 of the Plan.

ARTICLE 11. EFFECTIVE DATE OF THE PLAN.

     11.1 Effective Date. The Plan is effective as of December 13, 1993, the date it was adopted by the Board.

     11.2 Duration of the Plan. The Plan will terminate at midnight on December 13, 2006 and may be terminated prior thereto by Board action, and no Option will be granted after such termination. Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

ARTICLE 12. MISCELLANEOUS.

     12.1 Construction and Headings. The use of the masculine gender also includes within its meaning the feminine, and the singular may include the plural and the plural may include the singular, unless the context clearly indicates to the contrary. The headings of the Articles, Sections and subparts of the Plan are for convenience of reading only and are not meant to be of substantive significance and will not add to or detract from the meaning of such Article, Section or subpart.

     12.2 Governing Law. The Place of administration of the Plan will be conclusively deemed to be within the State of Illinois, and claiming to have had an interest under the Plan or under any agreements evidencing Options will be governed by and construed exclusively and solely in accordance with the General Corporation Law of the State of Delaware to the extent applicable and otherwise the laws of the State of Illinois without regard to the conflict of laws provisions of any jurisdictions. All parties agree to submit to the jurisdiction of the state and federal courts of Illinois with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party.

     12.3 Successors and Assigns. This Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including, without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns will absolutely and unconditionally assume all of the Company's obligations under the Plan.

     12.4 Survival of Provisions. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to the Plan, any agreement evidencing an Option and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Option, will survive the execution and delivery of such notices and agreements and the delivery and receipt of shares of Common Stock and will remain in full force and effect.

                                                                      APPENDIX B

                              SABRATEK CORPORATION

                      EMPLOYEE STOCK PURCHASE PLAN -- 1997

     Sabratek Corporation, a Delaware corporation (the "Company"), does hereby establish its Employee Stock Purchase Plan -- 1997 (the "Plan") as follows:

     1. Purpose of the Plan. The Plan is intended to provide a method whereby eligible employees of the Company and its Subsidiaries will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of common stock of the Company. The Company believes that employee participation in the ownership of the Company is of benefit to both the employees and the Company. The Company intends to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner that is consistent with the requirements of that Section of the Code.

     2. Definitions.

     Account. "Account" shall mean the funds that are accumulated with respect to each individual Participant as a result of payroll deductions for the purpose of purchasing Shares under the Plan. The funds that are allocated to a Participant's account shall at all times remain the property of that Participant, but such funds may be commingled with the general funds of the Company.

     Base Pay. "Base Pay" means an employee's regular straight time salary or earnings.

     Board. The "Board" means the Board of Directors of the Company.

     Code. The "Code" means the Internal Revenue Code of 1986, as amended.

     Commencement Date. The "Commencement Date" means the January 1, April 1, July 1 or October 1, as the case may be, on which the particular Offering begins.

     Ending Date. The "Ending Date" means the March 31, June 30, September 30 or October 31, as the case may be, on which the particular Offering concludes.

     ESPP Broker. The "ESPP Broker" is a qualified stock brokerage or other financial services firm that has been designated by the Company.

     Holding Period. The "Holding Period" shall mean the holding period that is set forth in Section 423(a) of the Code, which, as of the date that the Company's Board of Directors adopted this Plan, is both (a) that two (2) year period after the Commencement Date and (b) that one (1) year period after transfer to a Participant of any Shares under the Plan.

     Participant. "Participant" means an employee who, pursuant to Section 3, is eligible to participate in the Plan and has complied with the requirements of
Section 7.

     Offerings. "Offerings" means the twenty separate consecutive three month offerings for the purchase and sale of Shares under the Plan. Each one of the Offerings shall be referred to as an "Offering."

     Shares. "Shares" means shares of the Company's common stock, $0.01 par value per share, that will be sold to Participants under the Plan.

     Subsidiaries. "Subsidiaries" shall mean any present or future domestic or foreign corporation that: (i) would be a "subsidiary corporation" of the Company as that term is defined in Section 424 of the Code, and (ii) whose employees have been designated by the Board to be eligible, subject to Section 3, to be Participants under the Plan.

     Withdrawal Notice. "Withdrawal Notice" means a notice, in a form designated by the Company, that a Participant who wishes to withdraw from an Offering must submit to the Company pursuant to Section 22 prior to the Ending Date.

     3. Employees Eligible to Participate. Any regular employee of the Company or any of its Subsidiaries who (a) is in the employ of the Company or any of its Subsidiaries on the Commencement Date, (b) has been so employed for at least three months as of the Commencement Date and (c) has worked an average of twenty (20) hours per week during such employment is eligible to participate in the Plan. Notwithstanding the foregoing and only to the extent permitted by Section 423 of the Code and any rules or regulations promulgated thereunder, if an employee is employed to render services primarily within the jurisdiction of a union and his compensation, hours of work, or conditions of employment are determined by collective bargaining with such union, he shall be deemed an employee for purposes of the Plan, only if the applicable collective bargaining agreement expressly so provides and only to the extent and on the terms and conditions specified in such collective bargaining agreement. Upon re-employment of a former Participant whose employment with the Company or a Subsidiary is terminated, the former Participant will be required to fulfill the eligibility requirements set forth in this paragraph anew.

     4. Offerings. The Plan shall consist of twenty separate consecutive three month Offerings. The first Offering shall commence on July 1, 1997. Thereafter, Offerings shall commence on each subsequent October 1, January 1, April 1, July 1, and the final Offering under the Plan shall commence on April 1, 2002 and terminate on June 30, 2002.

     5. Price. The purchase price per Share acquired during an Offering shall be the lesser of (1) 85 percent of the fair market value of the Shares on the Commencement Date of such Offering, or the nearest subsequent business day; or
(2) 85 percent of the fair market value of the Shares on the Ending Date of such Offering, or the nearest prior business day. Fair market value shall mean the average of the high and low sale prices as reported on the National Association of Securities Dealers Automated Quotation System or, if the stock is traded on one or more stock exchanges, the closing price for the stock on the principal exchange on which the Shares are traded.

     6. Number of Shares Reserved Under the Plan. The maximum number of Shares that will be offered under the Plan is one hundred fifty thousand (150,000). If, on any date, the total number of Shares for which purchase rights are to be granted pursuant to Section 9 exceeds the number of Shares then available under this Section 6, (after deduction of all Shares (a) that have been purchased under the Plan, and (b) for which rights to purchase are then outstanding), the Company shall make a pro rata allocation of the Shares that remain available in as nearly a uniform manner as shall be practicable and as it shall determine, in its sole judgement, to be equitable. In such event, each Participant's payroll deductions shall be reduced accordingly and the Company shall give to each Participant a written notice of such reduction.

     7. Participation. An eligible employee may become a Participant by completing the enrollment agreement that shall be provided by the Company and filing it with the Company prior to the Commencement Date of the Offering to which it relates. Participation in one Offering under the Plan shall neither limit, nor require, participation in any other Offering.

     8. Payroll Deductions.

          8.1 At the time the Enrollment Agreement is filed with the Company and for so long as a Participant participates in the Plan, each Participant shall authorize the Company to make payroll deductions of either (a) a fixed dollar amount per pay period or (b) a whole percentage (not partial or fractional) of Base Pay; provided, however, that no payroll deduction shall exceed 10 percent of Base Pay. The amount of the minimum fixed dollar deduction may be adjusted by the Board of Directors from time to time; provided, however, that a Participant's existing rights under any Offering that has already commenced may not be adversely affected thereby.

          8.2 Each Participant's payroll deductions shall be credited to that Participant's Account. A Participant may not make a separate cash payment into such Account nor may payment for Shares be made from other than the Participant's Account.

          8.3 A Participant's payroll deductions shall begin on the Commencement Date, and shall end on the Ending Date unless the Participant elects to withdraw pursuant to Section 13.

          8.4 A Participant may discontinue participation in the Plan as provided in Section 13, but no other change may be made during an Offering and, specifically, a Participant may not alter the amount or rate of payroll deductions during an Offering.

     9. Granting of Right to Purchase. On the Commencement Date, the Plan shall be deemed to have granted automatically to each Participant a right to purchase as many full Shares (not any fractional Shares) as may be purchased with such Participant's Account.

     10. Purchase of Shares. On the Ending Date, each Participant who has not otherwise withdrawn from an Offering shall be deemed to have carried out the right to purchase, and shall be deemed to have purchased at the purchase price set forth in Section 5, the number of full Shares (not any fractional Shares) that may be purchased with such Participant's Account. The excess of funds not expended in the purchase of whole Shares on any Ending Date will, for each Participant, be retained by the custodian and carried forward and applied to the purchase of shares on the next subsequent purchase date. Any excess of funds not expended on the last purchase date during the Offer Period will be returned to Participants.

     11. Participant's Rights as a Shareholder. No Participant shall have any rights of a shareholder with respect to any Shares until the Shares have been purchased in accordance with Section 10 and issued by the Company.

     12. Evidence of Ownership of Shares.

          12.1 Promptly following the Ending Date of each Offering, the Shares that are purchased by each Participant shall be deposited into an account that is established in the Participant's name with the ESPP Broker.

          12.2 A Participant may direct, by written notice to the Company prior to the Ending Date of the pertinent Offering, that the ESPP Broker account be established in the names of the Participant and one such other person as may be designated by the Participant as joint tenants with right of survivorship, tenants in common, or community property, to the extent and in the manner permitted by applicable law.

          12.3 A Participant shall be free to undertake a disposition, as that term is defined in Section 424(c) of the Code (which generally includes any sale, exchange, gift or transfer of legal title), of Shares in the Participant's ESPP Broker account at any time, whether by sale, exchange, gift or other transfer of title.

          12.4 A Participant who is not subject to United States taxation may, at any time and without regard to the Holding Period, move its Shares to an account at another brokerage firm of the Participant's choosing or request that a certificate that represents the Shares be issued and delivered to the Participant.

     13. Withdrawal.

          13.1 A Participant may withdraw from an Offering, in whole but not in part, or from any further participation in the Plan at any time prior to the Ending Date by delivering a Withdrawal Notice to the Company, in which event the Company shall refund the Participant's entire Account as soon as practicable thereafter.

          13.2 An employee who has previously withdrawn from the Plan may re-enter by complying with the requirements of Section 7, provided, however, that any Participant who withdraws from an Offering, or from the Plan at the conclusion of an Offering, may not reenter the Plan until the third subsequent Offering following such withdrawal. Upon compliance with such requirements, an employee's re-entry into the Plan will become effective on the Commencement Date of the next Offering following withdrawal.

     14. Carryover of Account. At the conclusion of each Offering, the Company shall automatically re-enroll each Participant in the next Offering, and the balance of each Participant's Account shall be used to purchase Shares in the subsequent Offering, unless the Participant has advised the Company otherwise in writing, in which case the Company shall refund to the Participant the funds that remain in the Participant's Account as soon as practicable thereafter.

     15. Interest. No interest shall be paid or allowed on a Participant's Account.

     16. Rights Not Transferable. No Participant shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber such Participant's Account or any rights to purchase or to receive Shares under the Plan other than by will or the laws of descent and distribution, and such rights and interests shall not be liable for, or subject to, a Participant's debts, contracts, or liabilities. If a Participant purports to make a transfer, or a third party makes a claim in respect of a Participant's rights or interests, whether by garnishment, levy, attachment or otherwise, such purported transfer or claim shall be treated as a withdrawal election under Section 13.

     17. Termination of Employment. As soon as practicable upon termination of a Participant's employment with the Company for any reason whatsoever, including but not limited to death or retirement, the Participant's Account shall be returned to the Participant or the Participant's estate, as applicable.

     18. Amendment or Discontinuance of the Plan. The Board shall have the right to amend, modify or terminate the Plan at any time without notice, provided that
(i) subject to Sections 19 and 23.1(b), no Participant's existing rights under any Offering that is in progress may be adversely affected thereby, and (ii) subject to Section 19, in the event that the Board desires to retain the favorable tax treatment under Sections 421 and 423 of the Code, no such amendment of the Plan shall increase the number of Shares that were reserved for issuance hereunder unless the Company's shareholders approve such an increase.

     19. Changes in Capitalization. In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of rights, or any other change in the capital structure of the Company, the Board may make such adjustment, if any, as it may deem appropriate in the number, kind, and the price of the Shares that are available for purchase under the Plan, and in the number of Shares that an employee is entitled to purchase.

     20. Share Ownership. Notwithstanding anything herein to the contrary, no Participant shall be permitted to subscribe for any Shares under the Plan if such Participant, immediately after such subscription, owns shares that account for (including all shares that may be purchased under outstanding subscriptions under the Plan) five percent or more of the total combined voting power or value of all classes of shares of the Company or its Subsidiaries. For the foregoing purposes the rules of Section 424(d) of the Code shall apply in determining share ownership. In addition, no Participant shall be allowed to subscribe for any Shares under the Plan if such subscription would result in the Participant having the right to purchase in excess of $25,000 (valued at the fair market value on the date such determination under Section 424(b)(8) of the Code) worth of Shares under all "employee stock purchase plans" of the Company or Subsidiaries during any calendar year.

     21. Administration. The Plan shall be administered by the Board, which may engage any other person or persons it deems appropriate to assist in the administration of the Plan. The Board shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Board in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive, and binding upon all Participants and any and all persons that claim rights or interests under or through a Participant. The Board may delegate any or all of its authority hereunder to a committee of the Board, as it may designate.

     22. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, that is designated by the Company from time to time for the receipt thereof, and, in the absence of such a designation, the Company's Vice President-Finance and Assistant Secretary shall be authorized to receive such notices.

     23. Termination of the Plan.

         23.1  This Plan shall terminate at the earliest of the following:

               (a) June 30, 2003;

               (b) The date of the filing of a Statement of Intent to Dissolve by the Company or the effective date of a merger or consolidation wherein the Company is not to be the surviving corporation, which merger or consolidation is not between or among corporations related to the Company. Prior to the occurrence of either of such events, on such date as the Company may determine, the Company may permit a Participant to carryout the right to purchase, and to purchase at the purchase price set forth in Section 5, the number of full Shares (not any fractional Shares) that may be purchased with that Participant's Account. In such an event, the Company shall refund to the Participant the funds that remain in the Participant's Account after such purchase;

               (c) The date the Board acts to terminate the Plan in accordance with Section 18 above; and

               (d) The date when all of the Shares that were reserved for issuance hereunder have been purchased.

          23.2 Upon termination of the Plan, the Company shall refund to each Participant the balance of each Participant's Account.

     24. Limitations on Sale of Stock Purchased Under the Plan. The Plan is intended to provide Shares for investment and not for resale. The Company does not, however, intend to restrict or influence the conduct of any employee's affairs. An employee, therefore, may sell Shares that are purchased under the Plan at any time, subject to compliance with any applicable federal or state securities laws and the Company's policy on insider trading. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE SHARES.

     25. Governmental Regulation. The Company's obligation to sell and deliver Shares under this Plan is subject to any governmental approval that is required in connection with the authorization, issuance, or sale of such Shares.

     26. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any Shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

     27. Governing Law. The law of the state of Illinois shall govern all matters that relate to this Plan except to the extent it is superseded by the laws of the United States.

(continued from other side)

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES AS TO OTHER MATTERS. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Vice President of Finance and Assistant Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement.

                                     DATED:____________________________________

                                     __________________________________________
                                     SIGNATURE

                                     __________________________________________
                                     Signature (if held jointly)

                                     Please date and sign exactly as the name appears hereon. When signing as executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give title as such. When signing as corporation, please sign in full corporate name by President or other authorized officer. If you sign for a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ENCLOSED ENVELOPE.

PROXY
                                                                                                            THIS PROXY IS SOLICITED
                                                        SABRATEK CORPORATION                                    ON BE HALF OF
                                              5601 West Howard-Niles, ILLINOIS 60714                       THE BOARD OF DIRECTORS
                              PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 1997


TO VOTE AT THE ANNUAL MEETING IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF SABRATEK CORPORATION, SIGN AND
DATE THE REVERSE SIDE OF THIS CARD WITHOUT CHECKING ANY BOX.

The undersigned holder of Common Stock, par value $.01 per share, of Sabratek Corporation (the "Company") herby appoints K. Shan
Padda and Stephen L. Holden, or either of them, with full power of substitution in each as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Midland
Hotel, 172 West Adams Street, Chicago, Illinois 60603, on Tuesday, June 10, 1997, at 3:30 P.M., local time, and at any adjournments thereof, upon the following matters. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

1.      ELECTION OF CLASS 1 DIRECTORS
        [ ] FOR all nominees listed below (except as marked to the contrary below)      [ ] WITHHOLD AUTHORITY to vote for all
                                                                                            nominees listed below

        (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below.)

        FRANCIS V. COOK, M.D.                           L. PETER SMITH                  EDSON W. SPENCER, JR.
        If a nominee becomes unavailable for election or unable to serve as a director, the votes will be cast for a person that will be designated by the Board of Directors of the Company.

2.      A PROPOSAL TO ADOPT THE AMENDMENTS TO THE AMENDED AND RESTATED 1993 EMPLOYEE STOCK OPTION PLAN
        [ ] For                         [ ] Against                     [ ] Abstain
3.      A PROPOSAL TO ADOPT THE 1997 EMPLOYEE STOCK PURCHASE PLAN
        [ ] For                         [ ] Against                     [ ] Abstain
4.      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual
        Meeting, or any adjournments thereof.





                                            (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)